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                                                                   Exhibit 10.23

                              AMENDMENT NUMBER TWO
                                       TO
                                CREDIT AGREEMENT

         THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this "Amendment") is made as of May 30, 2003, by and among FINANCIAL PACIFIC LEASING, LLC, a Washington limited liability company (the "Borrower"), U.S. BANK NATIONAL ASSOCIATION, and each lender that from time to time becomes a party hereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as Administrative Agent and Swing Line Lender.

                                    RECITALS

         A. Lenders, Administrative Agent and Borrower are parties to that certain Credit Agreement dated as of November 30, 2001, as amended by that certain Amendment Number One to Credit Agreement dated September 23, 2002 (as so amended and as otherwise amended from time to time, the "Credit Agreement"), that certain Consent dated February 11, 2002, and that certain Waiver Letter dated February 28, 2002.

         B. The parties wish to amend the Agreement to reflect the changes described in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

         2.       AMENDMENT TO SECTION 1.01.

Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (a) AMENDMENT TO DEFINITION OF "MATURITY DATE." The definition of "Maturity Date" is hereby deleted and replaced with the following:

                  "Maturity Date" means (a) July 1, 2003 (b) such earlier date upon which the Aggregate Commitments may be terminated in accordance with the terms hereof, or (c) such later date as may be agreed to in writing by the parties hereto pursuant to Section 2.14.

         3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective when Borrower, Administrative Agent and each Lender shall have executed and delivered counterparts of this Amendment to Administrative Agent.

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         4.       REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

         5. NO FURTHER AMENDMENT. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

         8. INTEGRATION. This Amendment, together with the other Loan Documents, comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

         9.       ORAL AGREEMENTS NOT ENFORCEABLE.

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Two to Credit Agreement as of the date first above written.

                                            FINANCIAL PACIFIC LEASING, LLC

                                            By: /s/ PETER DAVIS
                                                --------------------------------
                                            Name: Peter Davis
                                            Title: Chief Financial Officer

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                                            BANK OF AMERICA, N.A.,
                                            AS ADMINISTRATIVE AGENT

                                            By: /s/ KEN PURO
                                                --------------------------------
                                            Name: Ken Puro
                                            Title: Vice President

                                            BANK OF AMERICA, N.A., AS A LENDER
                                            AND SWING LINE LENDER

                                            By: /s/ MARK CRAWFORD
                                                --------------------------------
                                            Name: Mark Crawford
                                            Title: Senior Vice President

                                            U.S. BANK NATIONAL ASSOCIATION, AS A
                                            LENDER

                                            By: /s/ J. COREY LIMBAUGH
                                                --------------------------------
                                            Name: J. Corey Limbaugh
                                            Title: Officer

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